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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 23, 2001



                               Newmark Homes Corp.

             (Exact name of registrant as specified in its charter)



                Delaware                               333-42213                           76-0460831
      (State or other jurisdiction             (Commission File Number)                   (IRS Employer
    of incorporation or organization)                                                   Identification No.)
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                            1200 Soldiers Field Drive
                             Sugar Land, Texas 77479
              (Address of Registrant's principal executive offices)


                                  281-243-0100
              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS.

         On February 7, 2001, shareholders of Newmark Homes Corp., a Nevada corporation ("Newmark-Nevada") holding in excess of a majority of the issued and outstanding voting stock of Newmark-Nevada and acting by written consent in lieu of a shareholders' meeting, approved a proposal to reincorporate Newmark-Nevada under the laws of Delaware pursuant to an Agreement and Plan of Merger between Newmark-Nevada and Newmark Homes Corp., a Delaware corporation
("Newmark-Delaware") and wholly-owned subsidiary of Newmark-Nevada (the
"Reincorporation"). The Reincorporation became effective on March 23, 2001.

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         The Reincorporation will not result in any change in the name, business, assets or liabilities of Newmark-Nevada; will not cause the corporate headquarters or other facilities to be moved; and will not result in any relocation of management or other employees. Certificates for Newmark-Nevada's shares will automatically represent an equal number of shares in
Newmark-Delaware upon completion of the Reincorporation.

         By virtue of the operation of Rule 12g-3 under the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), all shares of Newmark-Delaware common stock issued to the holders of issued and outstanding shares of Newmark-Nevada common stock immediately prior to the effective time of the Reincorporation are deemed automatically registered under Section 12(g) of the Exchange Act; and Newmark-Delaware will continue to be subject to the reporting requirements of Section 13 of the Exchange Act in the same manner as Newmark-Nevada had been subject to such requirements immediately prior to the Reincorporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

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
Exhibit No.        Description

2.1                Agreement and Plan of Merger of Newmark Homes Corp., a
                   Nevada corporation, and Newmark Homes Corp., a Delaware corporation, dated effective as of February 12, 2001

3.1                Certificate of Incorporation of Newmark Homes Corp.
                   (Delaware)

3.2                Bylaws of Newmark Homes Corp. (Delaware)
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NEWMARK HOMES CORP., a Delaware corporation


                                 By: /s/ Lonnie M. Fedrick
                                    -------------------------------
                                    Lonnie M. Fedrick, President

Date: March 23, 2001



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                                 EXHIBIT INDEX

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
Exhibit No.        Description

2.1                Agreement and Plan of Merger of Newmark Homes Corp., a
                   Nevada corporation, and Newmark Homes Corp., a Delaware corporation, dated effective as of February 12, 2001

3.1                Certificate of Incorporation of Newmark Homes Corp.
                   (Delaware)

3.2                Bylaws of Newmark Homes Corp. (Delaware)
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